UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 26, 2021 (October 25, 2021)

Date of Report (Date of earliest event reported)

iFresh Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38013	82-0664764
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2-39 54th Avenue Long Island City, NY	11101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 628-6200

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	IFMK	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2021, iFresh Inc. (the “Company”) appointed Eddie Chang as the Chief Financial Officer (“CFO”) of the Company, effective immediately.

Mr. Chang has previously served as the Company’s CFO from January 2020 to March 2020, during which he managed the Company’s quarterly financial statement preparation and played a key role in the Company’s acquisitions and capital markets transactions. He had served as the Chief Executive Officer of Mr. Onion International Co., Ltd  (TPEx: 2740) from September 2016 to June 2018 where he led the company’s listing on the Taipei Exchange and the sale of Simmer Huang to Yum China. From February 2012 to July 2016, he was the Chief Executive Officer and Chief Financial Officer of La Kaffa International Co. (TPEx: 2732) where he led the company’s preparation of listing on the Taipei Exchange. From September 2006 to December 2011, Mr. Chang was the Chief Executive Officer and Chief Financial Officer of Deltamac (Taiwan) Co. (TPEx: 6144), a major media and entertainment company in Taiwan, where he had implemented and reviewed the company’s internal control policies, and led and completed the company’s listing on the Taipei Exchange. From September 2006 to December 2011, Mr. Chang was also the Chief Executive Officer of CMC Magnetics (TWSE: 2323), one of the world’s largest manufacturers of optical discs, where he managed company-wide operations and led the company’s listing on the Taiwan Stock Exchange. From 1990 to 1993, Mr. Chang was a regional general manager at KFC China where he was responsible for the management of all stores in Zhejiang and Jiangsu Province in China. From 1985 to 1990, Mr. Chang was an operations manager at McDonald’s in Taiwan. Mr. Chang obtained a Bachelor of Science in Economics from University of Chicago in October 1987.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2021

iFRESH INC.

By:	/s/ Long Deng
Name:	Long Deng
Title:	Chief Executive Officer

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